Registration Nos. 333-119629
811-9965

SECURITIES AND EXCHANGE COMMISSION

100 F STREET, N.E.

ROOM 1680

WASHINGTON, D.C. 20549

202-551-5850

Post-Effective

Amendment No. 9

to

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

(Check appropriate box or boxes)

THE GUARDIAN SEPARATE ACCOUNT F

(Exact Name of Registrant as Specified in Charter)

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

(Name of Depositor)

7 Hanover Square, New York, New York 10004

(Address of Principal Executive Offices)

Depositor’s Telephone Number: (212) 598-8359

RICHARD T. POTTER, JR., Vice President and Counsel

The Guardian Insurance & Annuity Company, Inc.

7 Hanover Square

New York, New York 10004

(Name and address of agent for service)

Copy to:

STEPHEN E. ROTH, ESQ.

Sutherland, Asbill & Brennan

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485,

☐	on (date) pursuant to paragraph (b) of Rule 485

☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of its securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required for such rule for the Registrant’s most recent fiscal year was filed by March 31, 2007.

This Registration Statement incorporates herein by reference the prospectus (the “Prospectus”) and Statement of Additional Information dated May 1, 2007 and supplemented on July 31, 2007 for The Guardian Separate Account F, included in Post-Effective Amendment No. 8 to the registration statement on Form N-4 (File Nos. 333-119629 and 811-9965) filed on April 24, 2007 pursuant to paragraph (b) of Rule 485 and supplemented as filed on July 31, 2007 pursuant to Rule 497.

THE GUARDIAN INVESTOR CXC VARIABLE ANNUITY

Supplement dated December 26, 2007

to

Prospectus dated May 1, 2007, as supplemented through and reprinted on July 31, 2007

The following information should be read in conjunction with the Prospectus dated May 1, 2007, as supplemented through and reprinted on July 31, 2007, for The Guardian Investor CXC Variable Annuity issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account F. This Supplement modifies the Prospectus and should be retained with the Prospectus for future reference.

The Lifetime Focus Guaranteed Minimum Withdrawal Benefit III (GMWB III) Rider is being changed. The provisions in this supplement address those changes and for contract applications postmarked after December 31, 2007 requesting the Lifetime Focus GMWB III Rider, the following provisions apply:

1. Page 3 of the prospectus is amended by deleting the bullet entitled “guaranteed minimum withdrawal benefit rider expense” and replacing it with the following:

•

Guaranteed minimum withdrawal benefit rider expense If you choose one of these riders, you will pay an annual charge of 0.60%, 0.65%, 0.75% or 0.85% of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract, depending on the rider chosen.

2. Page 5 of the prospectus is amended by deleting the sections relating to the Guaranteed Minimum Withdrawal Benefit Riders in the table entitled “Fees For Optional Benefits Deducted From Accumulation Value” and replacing it with the following:

Annual Lifetime Focus Guaranteed Minimum Withdrawal Benefit (Single Version) Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.65% (0.60% in New York state) of adjusted guaranteed withdrawal balance (current)††

Annual Lifetime Asset Access Guaranteed Minimum Withdrawal Benefit Rider Fee:	1.00% of adjusted guaranteed withdrawal balance (maximum)††
0.60% of adjusted guaranteed withdrawal balance (current)††

Annual Lifetime Focus Guaranteed Minimum Withdrawal (Spousal Version) Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.85% of adjusted guaranteed withdrawal balance (current)††

Annual Spousal Asset Access Guaranteed Minimum Withdrawal Benefit Rider Fee:	1.25% of adjusted guaranteed withdrawal balance (maximum)††
0.75% of adjusted guaranteed withdrawal balance (current)††
††	The current charge for this rider is 0.60%, 0.65%, 0.75% or 0.85%, depending on the rider chosen. We reserve the right to increase the charge to a maximum of 1.00% or 1.25%, depending on the rider chosen, if the guaranteed withdrawal balance is stepped up to equal the accumulation value of the contract. Please see the Guaranteed Minimum Withdrawal Benefit Riders section of this prospectus for more information and a definition of “adjusted guaranteed withdrawal balance.”

1

4. Page 6 of the prospectus is amended by deleting charts 1 through 4 under the section entitled “Expense Examples” and replacing them with the following:

Chart 1. Chart 1 assumes you select the Basic Contract with the Guaranteed Minimum Death Benefit and the spousal version of the Guaranteed Minimum Withdrawal Benefit III Riders, which is the most expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $874	(a) $1,738	(a) $2,616	(a) $4,961
(b) $742	(b) $1,349	(b) $1,982	(b) $3,766

Chart 2. Chart 2 assumes you select the Basic Contract with the Guaranteed Minimum Death Benefit and the spousal version of the Guaranteed Minimum Withdrawal Benefit III Riders, which is the most expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $474	(a) $1,438	(a) $2,416	(a) $4,961
(b) $342	(b) $1,049	(b) $1,782	(b) $3,766

Chart 3. Chart 3 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $788	(a) $1,475	(a) $2,168	(a) $4,001
(b) $656	(b) $1,083	(b) $1,521	(b) $2,747

Chart 4. Chart 4 assumes you select the Basic Contract without any Riders, which is the least expensive way to purchase the contract. In this example, you annuitize your contract or you do not surrender your contract at the end of the applicable time period:

Time Periods

1 year	3 years	5 years	10 years
(a) $388	(a) $1,175	(a) $1,968	(a) $4,001
(b) $256	(b) $ 783	(b) $1,321	(b) $2,747

A table of accumulation unit values is in Appendix A – Summary Financial Information.

5. Pages 68-77 of the prospectus are amended by deleting the section entitled, “Guaranteed Minimum Withdrawal Benefit III (GMWB III) (referred to as “Lifetime Focus”) and replacing it with the following:

Guaranteed Minimum Withdrawal Benefit III (GMWB III) (referred to as “Lifetime Focus”)

When you buy your contract, you can choose to buy a GMWB III rider, if your initial premium payment is $5,000 or more. You can choose either a single version or a spousal version of this rider. (In New York state, the spousal version of this rider is not available.) At the time of issue, the primary covered person (described below) and if applicable, the secondary covered person (described below) both must be younger than 81 years old. This rider provides a lifetime withdrawal amount (as described below) regardless of the investment performance of the contract when your investment allocations are made in accordance with specified model allocation requirements, beginning on the lifetime withdrawal eligibility date (as described below) and ending on the earlier to occur of the annuity commencement date or the termination of the rider. This rider is irrevocable and can only be terminated on the earliest of the following:

•	the contract termination date; or

•	the date an annuity payout option under the contract commences; or

2

•	the date the accumulation value of the contract, the guaranteed withdrawal balance and the lifetime withdrawal amount, each described below, all equal zero;

•	any change in the owner or annuitant under the contract without our consent, including but not limited to, adding a joint owner or contingent annuitant; or

•	the date we receive proof in good order that the last surviving primary covered person or secondary covered person has died.

It is important to understand several key terms that are fundamental to this rider:

The guaranteed withdrawal balance (GWB) is used for the purpose of calculating the lifetime withdrawal amount. The GWB cannot be withdrawn in a lump sum and it can never exceed $5,000,000. The primary covered person is the person whose life, in conjunction with the secondary covered person’s life in the spousal version and in certain situations, is used to determine the duration of the lifetime withdrawal amount payments. The primary covered person must be a natural person and must also be the annuitant. The primary covered person may not be changed after the contract is issued. The secondary covered person is the primary covered person’s legally married spouse on the contract’s issue date. If the secondary covered person is no longer the primary covered person’s spouse for any reason other than the death of the primary covered person, or if the secondary covered person dies before the primary covered person dies, there will no longer be a secondary covered person under the rider and spousal continuation of this rider and all provisions of the rider related to the secondary covered person will not be applicable. The lifetime withdrawal amount (LWA) is the amount that is guaranteed to be available for withdrawal each contract year on or after the lifetime withdrawal eligibility date while the rider is in effect and while either the primary covered person is living or the secondary covered person is living after having continued the contract after the primary covered person’s death. The initial LWA is determined on the lifetime withdrawal eligibility date which, for the spousal version, is the first contract anniversary on or after the younger of the primary covered person’s or the secondary covered person’s 62nd birthday. If both covered persons are 62 or older on the issue date of this rider, the lifetime withdrawal eligibility date is the issue date of this rider. For the single version, the lifetime withdrawal eligibility date is the first contract anniversary after the covered person’s 60th (65th in New York state) birthday. If the covered person is 60 or older (65 or older in New York state) on the issue date of this rider, the lifetime withdrawal eligibility date is the issue date of this rider. A withdrawal is an amount withdrawn from the contract, including any applicable contingent deferred sales charges and annuity taxes.

This rider provides a benefit guaranteeing that on or after the lifetime withdrawal eligibility date, while there is a primary covered person or secondary covered person who is alive and the rider is in effect, you may take withdrawals in each contract year up to an amount equal to the LWA. If the rider enters the settlement phase (as described below) prior to the annuity commencement date, the LWA payments continue beyond the annuity commencement date for as long as the primary covered person and/or the secondary covered person is alive. Any LWA payments made after the date of death of the last surviving covered person and while this rider is in the settlement phase must be promptly returned to GIAC at its Customer Service Office. However, if the last annuity commencement date permitted by applicable state law is reached while the rider is in effect and the settlement phase has not been reached, the primary covered person and/or the secondary covered person may receive annuity payments at least equal to the LWA, subject to the conditions and requirements described below. If you choose not to withdraw the total LWA available in any contract year, your remaining LWA cannot be carried forward to the next contract year. If you withdraw an amount greater than the LWA after the lifetime withdrawal eligibility date and that withdrawal amount is not a tax qualified distribution as described below, the LWA will be reset, possibly reducing the LWA to zero and eliminating the LWA benefit.

On or after the first contract anniversary, we will not accept additional premium payments in a given year, without our prior approval, if the total of all additional premium payments in that contract year exceeds $100,000. We reserve the right to refuse initial or additional premium payments at any time or for any reason.

You will pay an annual fee for this rider on each contract anniversary date prior to the annuity commencement date and at other times described below. The rider fee is deducted pro rata from all investment options and is 0.85% of the adjusted GWB for the spousal version and 0.65% (0.60% in New York state) for the single version.

3

The adjusted GWB is the greater of the current GWB, or the total premiums paid under the contract. A rider fee will also be deducted on the date this rider terminates. If that date is a date other than a contract anniversary, then a proportional share of the rider fee will be deducted from the amount otherwise payable. We will also deduct a rider fee prior to the payment of death benefit proceeds and annuitization of the contract. For purposes of determining this rider fee, a total withdrawal of the contract’s accumulation value will be deemed to have been taken on the date the death benefit is determined and on the annuity commencement date. We reserve the right to increase the rider fee to a maximum of 1.25% for the single version and 1.25% for the spousal version annually on the effective date of each step-up that also results in an increase of the LWA. Please note that this rider fee will not be reduced after the death of the primary covered person or the secondary covered person or in the event the primary and secondary covered persons are divorced; thus, if either death or divorce occurs during the time this rider is in effect, you would continue to pay the current charge for the spousal rider although only one person would receive benefits under this rider.

The following section describes how your GWB is calculated:

Each time we receive an additional premium payment, the GWB increases by the amount of that additional premium payment; however, the GWB will never exceed $5,000,000. Each time you take a withdrawal prior to the lifetime withdrawal eligibility date, the GWB will be reduced by the greater of the amount reached by dividing the withdrawal, including any contingent deferred sales charge, by the contract accumulation value immediately prior to that withdrawal and then multiplying that amount by the GWB immediately prior to the withdrawal or the amount of the withdrawal.

If a withdrawal is taken on or after the lifetime withdrawal eligibility date, the GWB will be reduced by the amount of the withdrawal. However, if a withdrawal exceeds the LWA or if the withdrawal causes the total withdrawals in a given contract year to exceed the LWA and the withdrawal is not made in accordance with the tax qualified distributions section of this rider, described below, the GWB will be reduced to the lesser of:

•	the accumulation value of the contract immediately after the withdrawal; or

•	the GWB reduced by the amount of the withdrawal.

The following example illustrates the effects of a withdrawal that is greater than the LWA which is taken after the Lifetime Withdrawal Eligibility Date.

Assumptions:

•	Contract accumulation value immediately prior to the withdrawal in excess of the LWA is $75,000.

•	The GWB immediately prior to the withdrawal is $125,000.

•	The LWA immediately prior to the withdrawal is $6,250.

•	The Lifetime Withdrawal Eligibility Date has already been reached.

•	A $6,500 withdrawal is taken. This withdrawal amount exceeds the LWA.

	Prior to withdrawal that exceeds LWA	Immediately after withdrawal that exceeds the LWA
Contract value	$75,000	$75,000 – $6,500 equals $68,500
GWB	$125,000

•    The new GWB equals the lesser of the contract value immediately after the withdrawal or the GWB immediately after the withdrawal.

•    Thus, the new GWB equals the lesser of $75,000 – $6,500 ($68,500) or $125,000 – $6,500 ($118,500).

•    The new GWB equals $68,500.

4

	Prior to withdrawal that exceeds LWA	Immediately after withdrawal that exceeds the LWA
LWA	$6,250	• The new LWA is the GWB immediately after the withdrawal times 5%. • Thus, the new LWA is $68,500 x 5% ($3,425). • The new LWA equals $3,425.

Your GWB can also increase as a result of either a GWB minimum guarantee or a step-up, and it will decrease as a result of a withdrawal.

Your GWB will automatically increase or “step-up” to equal the accumulation value of your contract on every quarterly contract anniversary, up to and including your 30th contract anniversary, if the accumulation value of your contract on the step-up date is greater than the GWB on that date. If an increase in the rider fee percentage will apply to future step-ups that result in an increase of the LWA, the contractowner will receive advance written notice of such an increase. Within 30 days of that notice, the contractowner has the right to decline future automatic step-ups by providing proper written notification to GIAC at its Customer Service Office. If the contractowner declines future automatic step-ups, the increase in the rider fee percentage will not apply and the GWB will not automatically step-up on subsequent step-up dates. Once automatic step-ups are discontinued they cannot be reinstated.

The following example illustrates a step-up and the effect of the step-up on the GWB and LWA.

Assumptions:

•	Contract accumulation value immediately prior to step-up equals $106,000.

•	GWB immediately prior to step-up equals $100,000.

•	LWA immediately prior to step-up equals $5,000.

•	The Lifetime Withdrawal Eligibility Date has already been reached.

	Immediately prior to the step-up	Immediately after the step-up date
Contract value	$106,000	$106,000
GWB	$100,000

•    The new GWB is the greater of the GWB immediately prior to step-up or the contract value immediately prior to step-up.

•    Thus, the new GWB is the greater of $100,000 or $106,000.

•    The new GWB equals $106,000.

LWA	$5,000

•    The new LWA is greater of the LWA immediately prior to the step-up or the GWB immediately after the step-up times 5%.

•    Thus, the new LWA is the greater of $5,000 or $106,000 x 5% ($5,300).

•    The new LWA equals $5,300.

On each contract anniversary where no withdrawals are taken during the previous contract year, the GWB will be set to the greater of the current GWB or the GWB minimum guarantee amount.

5

The GWB minimum guarantee amount on the first contract anniversary is equal to the total premiums paid under the contract prior to the first contract anniversary plus the result of the following:

–	initial contract premium; multiplied by

–	6% (5% in New York state), which is the GWB minimum guarantee percentage.

The GWB minimum guarantee amount on subsequent contract anniversaries is equal to the GWB on the prior contract anniversary plus premiums received after that anniversary and before the current anniversary, plus the result of the following:

–	the GWB on the prior anniversary including any step-up on that anniversary, multiplied by

–	6% (5% in New York state), which is the GWB minimum guarantee percentage.

In no event will the GWB be increased by the application of the GWB minimum guarantee to an amount that exceeds the overall GWB minimum guarantee amount. The overall GWB minimum guarantee amount is equal to:

–	the total premiums paid under the contract as of the date of the first withdrawal, multiplied by

–	200%, which is the maximum GWB percentage. (In New York state, the maximum GWB percentage is 165%.)

The GWB minimum guarantee will end on the earliest of the following dates:

–	the date the overall GWB minimum guarantee is reached;

–	the date the rider enters the settlement phase;

–	the date the contract terminates; or

–	the date the GWB reaches $5,000,000.

Once the GWB minimum guarantee ends it cannot be reinstated.

The following example illustrates how the GWB minimum guarantee is applied in states other than New York and what the effect of taking a withdrawal is on the GWB minimum guarantee.

Assumptions:

•	$100,000 initial premium.

•	Initial LWA is $5,000.

•	Both covered persons are older than 65 at contract issue.

•	There are no step-ups.

•	A $5,300 withdrawal is taken a few days after the first contract anniversary.

Event	GWB Minimum Guarantee Amount	GWB	LWA
$100,000 initial premium	N/A	The GWB is initially equal to $100,000.	The LWA is initially equal to $5,000.
First contract anniversary	The GWB minimum guarantee amount is $100,000 + ($100,000 x 6%) ($6,000). Thus, the GWB minimum guarantee amount equals $106,000	The GWB equals the greater of $100,000 or $106,000. Thus, the GWB equals $106,000.	The LWA is the greater of $5,000 or $106,000 x 5% ($5,300). Thus, the LWA equals $5,300.

6

Event	GWB Minimum Guarantee Amount	GWB	LWA
After the $5,300 withdrawal taken a few days after the first contract anniversary	N/A	The GWB is $106,000 – $5,300 which equals $100,700.	The LWA remains the same since the withdrawal does not exceed it.
Second contract anniversary	The GWB minimum guarantee does not apply since a withdrawal occurred in the previous contract year.	The GWB remains at $100,700 since there is no applicable GWB minimum guarantee amount.	The LWA remains at $5,300 since there is no applicable GWB minimum guarantee amount.
Third contract anniversary	The GWB minimum guarantee amount is $100,700 + ($100,700 x 6%) ($6,042). Thus, the GWB minimum guarantee equals $106,742.	The GWB is the greater of $100,700 or $106,742. Thus, the GWB equals $106,742.	The LWA equals the greater of $5,300 or $106,742 x 5% ($5,337.10). Thus, the LWA equals $5,337.10.

If you have a qualified contract, you may be required to take minimum required distributions. Please see the discussion of tax qualified distributions below for information on the effect of minimum required distributions on this rider’s benefits. Also, the value of this rider’s benefits to you may be limited if the contract is held in connection with a section 403(b) or other retirement program that does not allow withdrawals from the contract prior to termination of employment or other specified circumstances and the GMWB III is purchased at a time when such withdrawals are not allowed. You should consult a tax adviser before purchasing the GMWB III rider with a qualified contract.

The following section describes how your LWA is calculated:

Your initial LWA is equal to the 5% lifetime withdrawal percentage multiplied by the GWB on the earlier of the lifetime withdrawal eligibility date or the date the rider enters the settlement phase (described below). The LWA will not be determined before either of these dates. If the LWA is calculated on the date the settlement phase is entered, LWA payments will not begin until the lifetime withdrawal eligibility date.

After the lifetime withdrawal eligibility date, each time an additional premium payment is received by us, the LWA will equal the greater of:

–	your LWA immediately prior to the payment; or

–	the GWB immediately after the premium payment multiplied by the 5% lifetime withdrawal percentage.

If your GWB is stepped up, the LWA will equal the greater of:

–	your LWA immediately prior to the step-up of the GWB; or

–	your GWB immediately after the step-up of your GWB multiplied by the 5% lifetime withdrawal percentage.

If your GWB is increased under the GWB minimum guarantee, your LWA will equal the greater of:

–	your LWA immediately prior to that increase; or

–	your GWB immediately after the increase multiplied by the 5% lifetime withdrawal percentage.

On or after the lifetime withdrawal eligibility date, if your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax

7

qualified distribution (as described below), then your LWA will be reset to equal the 5% lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.

The following section describes tax qualified distributions:

Your LWA will not be reset and your GWB will not be reduced in excess of the amount of the withdrawal, if withdrawals in a contract year are made solely to meet “required minimum distribution” requirements and “substantially equal periodic payment” requirements for certain qualified and non-qualified contracts pursuant to specified provisions of the Internal Revenue Code. Please see the Statement of Additional Information, where these provisions are specified.

Your right to make withdrawals pursuant to one of the tax-qualified distribution programs described above is subject to the following requirements and limitations:

(a)	GIAC has been authorized to calculate and make monthly distributions of the tax qualified distributions for the calendar year.

(b)	Each tax qualified distribution is in the amount that GIAC calculates, based on information that you provide to GIAC and GIAC’s understanding of the Code. GIAC reserves the right to make changes in its calculations as it determines to comply with the Code and Treasury Regulations cited above as they may be amended from time to time; and

(c)	No withdrawals (other than tax qualified distributions) are made from the contract during the contract year.

Each tax qualified distribution will decrease your GWB by the amount withdrawn immediately following the tax qualified distribution. For purposes of this tax qualified distribution section, references to owner also include the beneficiary, as applicable. Once this rider enters its settlement phase, tax qualified distributions in excess of the LWA are no longer permitted.

The following section will explain the settlement phase of the GMWB III rider:

If the accumulation value under the contract reaches zero:

–	on a date prior to the lifetime withdrawal eligibility date, the rider will enter the settlement phase if there is a GWB greater than zero;

–	on or after the lifetime withdrawal eligibility date, the rider will enter the settlement phase if there is a LWA greater than zero.

However, the rider will not enter the settlement phase if the cause of the reduction in accumulation value to zero is a result of a withdrawal that:

–	exceeds the LWA or the amount permitted under the tax qualified distributions section, or

–	causes the total withdrawals in a given contract year to exceed the LWA or the amount permitted under the tax qualified distributions section.

In the settlement phase, GIAC will make payments equal to the LWA as determined on the date the rider entered the settlement phase. Payments will begin on:

–	the lifetime withdrawal eligibility date, if the settlement phase was entered prior to the lifetime withdrawal eligibility date; or

–	the date the rider enters the settlement phase, if the settlement phase was entered on or after the lifetime withdrawal eligibility date. The amount of that initial payment will be reduced by any withdrawals made during the contract year the rider entered the settlement phase.

8

The date payments begin is called the settlement anniversary date. Payments will continue on each settlement anniversary date for as long as a primary and/or secondary covered person is living.

Upon entering the settlement phase, the contract will continue, but all other rights and benefits, including death benefits, will terminate and additional premium payments will not be accepted. The GWB minimum guarantee and step-up under this rider end, the GWB will no longer be calculated and the rider fee will not be deducted during the rider’s settlement phase.

It is not clear whether payments made during the settlement phase will be taxed as withdrawals or as annuity payments. This is significant for non-qualified contracts because withdrawals are taxed less favorably than are annuity payments. In view of this uncertainty, we intend to adopt a conservative approach and treat payments during the settlement phase under non-qualified contracts as withdrawals. Similarly for qualified contracts, we will apply the non-annuity rules for determining minimum required distributions, meaning that a percentage of the value of all benefits under the contract will need to be withdrawn each year. The value may have to include the value of enhanced death benefits and other optional contract provisions such as the GMWB rider itself.

The following section explains the conditions and requirements of the rider that must be met for the primary covered person and/or the secondary covered person to receive an annuity payment under the contract at least equal to the LWA:

While the rider is in effect, the annuity commencement date of the contract is a date not later than the last date permitted under applicable state law. If this last annuity commencement date has been reached while the rider is in effect but has not yet entered the settlement phase, and

–	there is a primary covered person but no secondary covered person under the rider on such annuity commencement date, or

–	the primary covered person died while the rider was in effect and there was a secondary covered person at the time of primary covered person’s death who elected to continue the contract after the primary covered person’s death, and the secondary covered person is living on such date, and a fixed life annuity without guaranteed period payout option has been elected, we will make annual payments under the fixed life annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed life annuity without guaranteed period payout option under the contract, or

–	the LWA as of the annuity commencement date.

If the last annuity commencement date permitted under applicable state law has been reached while the rider is in effect but has not yet entered the settlement phase, and there is a primary covered person and a secondary covered person under this rider on such annuity commencement date, and a fixed joint and 100 percent survivor annuity without guaranteed period payout option has been elected, and the primary covered person and the secondary covered person are named the annuitant and the joint annuitant of that annuity, we will make annual payments under the fixed joint and 100 percent survivor annuity without guaranteed period payout option of the contract equal to the greater of:

–	the amount calculated as the annual payment under the fixed joint and 100 percent survivor annuity without guaranteed period payout option under the contract, or

–	the LWA as of the annuity commencement date.

9

During the entire time this rider is in effect, you must invest all of your premium payments and the contract accumulation value in one of the following four allocation models:

	Growth & Income II	Growth II
RS Core Equity VIP Series or	15%	20%
RS S&P 500 Index VIP Series
Fidelity VIP Contrafund Portfolio	20%	25%
Davis Value Portfolio	15%	20%
RS International Growth VIP Series	10%	15%
RS Investment Quality Bond VIP Series or	40%/30%/20%	20%
Fidelity VIP Investment Grade Bond Portfolio	0%/10%/20%	0%

	Core Blend	Core Growth
Fidelity VIP Contrafund Portfolio	25%	35%
Fidelity VIP Mid Cap Portfolio	20%	25%
Franklin Small Cap Value Securities Fund	15%	20%
RS Investment Quality Bond VIP Series	25%	10%
Fidelity VIP Investment Grade Bond Portfolio	15%	10%

Under the Growth and Income II Model and the Growth II Model, you must select either the RS Core Equity VIP series or the RS S&P 500 Index VIP Series. Additionally, under the Growth & Income II Model, you must choose which allocation amount you desire for the RS Investment Quality Bond VIP Series and the Fidelity VIP Investment Grade Bond Portfolio. We will not allow partial transfers among investment options or models once a model is selected. However, you may select a new model allocation, subject to any transfer restrictions under the contract, if 100% of the contract accumulation value is moved to a new model. Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries. Your contract accumulation value will be rebalanced automatically to the original percentages for the model you selected, on a quarterly basis, on March 1, June 1, September 1 and December 1.

There is no assurance that investing in any allocation model will increase your contract accumulation value or that your investment results will not experience market volatility. The investment performance of your contract will depend on the performance of the investment options that comprise each allocation model. Your investment in each of the investment options will fluctuate and may be worth more or less than your original investment.

We reserve the right to restrict investment options and allocation models at any time. If an investment option or model is restricted, no transfers into the restricted investment options or models will be allowed and no additional premium payments may be allocated to the restricted investment options or models after the date of the restriction. Any amount previously allocated to an investment option or model that is subsequently restricted will be unaffected by the restriction. Please see Transfers and Frequent transfers among the variable investment options for more information about transfers under your contract.

We reserve the right to agree or refuse to issue the GMWB III rider at our sole discretion. The rider may not be available in your state. The rider is available in your state only if it has been approved by your state insurance department and we have taken steps to offer it in your state. If you select the Living Benefit (Decade), the Guaranteed Minimum Income Benefit (GMIB), the Earnings Benefit, the Spousal Continuation Enhanced Guaranteed Minimum Withdrawal Benefit (SC GMWB) and/or the Single Life Enhanced Guaranteed Minimum Withdrawal Benefit (SL GMWB) riders, you cannot select the GMWB III rider. Currently, neither of the dollar cost averaging programs will be available to you if you select the GMWB III rider, although we may offer the dollar cost averaging programs to contractowners who have selected the GMWB III rider in the future. The rider shall be construed and administered so as to be in compliance with the Internal Revenue Code and the appropriate regulations, including but not limited to, Internal Revenue Code Sections 72(s) and 401(a)(9), as applicable.

10

6. Pages 77-79 of the prospectus are amended by deleting the table on those pages and replacing it with the following:

The table below will help you compare the costs and benefits of the different guaranteed minimum withdrawal benefit riders.

	Lifetime Asset Access and Spousal Asset Access	Lifetime Focus
Premium Limits	• Minimum initial premium is $10,000 • Total premiums in contract year 2 and later cannot exceed $100,000 in the aggregate.	• Minimum Initial Premium is $5,000. • Premiums for contract year 2 and later cannot exceed $100,000 annually.
Rider Fee Percentage	• 0.60% of Adjusted GWB for Lifetime Asset Access • 0.75% of Adjusted GWB for Spousal Asset Access. (Spousal Asset Access is not available in New York state.)

•     0.65% (0.60% in New York state) of Adjusted GWB for Lifetime Focus (single version)

•     0.85% of Adjusted GWB for Lifetime Focus (spousal version). (The spousal version is not available in New York state.)

Adjusted Guaranteed Withdrawal Balance (GWB)	Last contract anniversary’s GWB increased for any subsequent step-ups and premium payments.	Greater of total premium payments or current GWB.
Step-Up Frequency	Annually, on each annual contract anniversary up to and including the 31st contract anniversary.	Quarterly, on each quarterly contract anniversary up to and including the 30th annual contract anniversary.
Rider Fee Increase upon Step-Up	GIAC reserves the right to increase the rider fee percentage on the effective date of each step-up to a maximum of 1.25% for Spousal Asset Access and 1.00% for Lifetime Asset Access.	GIAC reserves the right to increase the rider fee percentage on the effective date of each step-up to a maximum of 1.25% for both the single version and the spousal version.
Declining future step-ups if a rider fee percentage increase would apply	You will receive advance notice of any increase in the rider fee percentage and be given the opportunity to decline automatic step-ups in the future. You may resume automatic step-ups by providing us written notice or electing a step-up within 30 days following any subsequent step-up date.	You will receive advance notice of any increase in the rider fee percentage and be given 30 days to decline automatic step-ups in the future. Once automatic step-ups are discontinued they cannot be reinstated.

11

	Lifetime Asset Access and Spousal Asset Access	Lifetime Focus
Lifetime and Spousal Asset Access bonus provisions vs. Lifetime Focus GWB Minimum Guarantee provision

•    If you don’t take a withdrawal in a given contract year, a bonus will increase the GWB on the next contract anniversary.

•    The bonus percentage is 7% (6% in New York state) and is earned on total premiums paid under the contract or the GWB after the most recent step-up or reset.

•    You will not earn any more bonuses after the end of the seven year bonus period (nine year bonus period in New York state).

•    If you don’t take a withdrawal in a given contract year, you will be eligible for the GWB Minimum Guarantee amount. However, if that amount is less than your current GWB at the time the GWB Minimum Guarantee amount is calculated, your GWB will not increase as a result.

•    The GWB Minimum Guarantee percentage is 6% (5% in New York state) and is always earned on the previous anniversary’s GWB and, after the first contract anniversary, any premium payments received after the prior anniversary.

•    You will not be eligible for any more GWB Minimum Guarantee amounts once your GWB equals 200% (165% in New York state) of your total premiums paid prior to the first withdrawal.

For the spousal version, can payments under the rider continue to anyone after the deaths of the originally designated married couple?	Yes. The LWA provisions terminate and the beneficiary would not be eligible for any remaining step-ups after the last survivor of the covered person or spousal beneficiary dies, but payments equal to the GWA can continue until the earliest to occur of: the date the GWB is depleted or the fifth anniversary of the annuitant’s death or the end of life expectancy distributions, if they were elected by the beneficiary.	No. The rider terminates on the death of the last covered person. No benefits under the rider continue to any beneficiary after that point.
For the single version, can payments under the rider continue after the death of the covered person?	Yes. The LWA provisions terminate and the beneficiary would not be eligible for any remaining step-ups after the last survivor of the covered person or spousal beneficiary dies, but payments equal to the GWA could continue until the earliest to occur of: the date the GWB is depleted or the fifth anniversary of the annuitant’s death or the end of life expectancy distributions, if they were elected by the beneficiary. (In New York state, the rider terminates upon the death of the covered person. No benefits under the rider continue to any beneficiary after that point.)	No. The rider terminates on the death of the covered person. No benefits under the rider continue to any beneficiary after that point.

12

	Lifetime Asset Access and Spousal Asset Access	Lifetime Focus
What is the Lifetime Withdrawal Eligibility Date?	The later of the contract anniversary after the covered person (or younger of the covered person and spousal beneficiary) turns 65, or the first contract anniversary.

For the single version, the contract anniversary after the covered person turns 60 (65 in New York state). For the spousal version, the contract anniversary after the younger of the covered persons turns 62.

What is the Lifetime Withdrawal Percentage?	5%	5%
Is a Guaranteed Withdrawal Amount (GWA) available in addition to the Lifetime Withdrawal Amount (LWA)?	Yes. In addition to the LWA, withdrawals equal to the GWA are available until the GWB equals zero. Withdrawing the GWA will reduce the GWB and may reduce the LWA.	No. There is no GWA, only a LWA is available.
How withdrawals equal to or less than the LWA effect your LWA on and after the Lifetime Withdrawal Eligibility Date	If your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If you choose not to receive your total LWA in a given contract year, it is not carried forward to the next contract year.	If your total withdrawals during a contract year are less than or equal to your LWA, then your LWA does not change as a result of your withdrawal. If you choose not to receive your total LWA in a given contract year, it is not carried forward to the next contract year.
How withdrawals in excess of your LWA effect your LWA on and after the Lifetime Withdrawal Eligibility Date	If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution, then your LWA will be reset to the lesser of: 1) your LWA immediately prior to the withdrawal, or 2) the greater of: a) 5% times the accumulation value immediately after the withdrawal, or b) 5% times the GWB immediately after the withdrawal.	If a withdrawal causes your total withdrawals during a contract year to exceed your LWA, and that withdrawal amount is not due to a tax qualified distribution, then your LWA will be reset to equal the 5% lifetime withdrawal percentage multiplied by the GWB immediately after the withdrawal.
Allocation Models	Seven allocation models available. Contractowners must choose one only. All models offer a 60% equity/40% fixed-income allocation.	Four allocation models available. Contractowners must choose one only. Two models offer 60% equity /40% fixed income allocation and two models offer 80% equity /20% fixed income allocation.
Transfers among Allocation Models

•     Once a model is elected it can be changed only if 100% of the accumulation value is moved to a new model.

•     Automatic rebalancing will occur on every March 1st, June 1st, September 1st and December 1st.

•     Once a model is elected it can be changed only if 100% of the accumulation value is moved to a new model.

•     Automatic rebalancing will occur on every March 1st, June 1st, September 1st and December 1st.

•     Transfers between more equity-weighted and less equity-weighted models may only be made on quarterly contract anniversaries.

13

7. Page 82 of the prospectus is amended by deleting the section entitled “Guaranteed Minimum Withdrawal Benefit Expense” and replacing it with the following:

Guaranteed minimum withdrawal benefit expense If you choose this rider and it is in effect, you will pay an annual charge of 0.60%, 0.65%, 0.75% or 0.85%, depending on the rider chosen, of the adjusted guaranteed withdrawal balance at the time the charge is deducted on each contract anniversary and prior to payment of any death benefit or the annuitization of the contract. This charge is deducted from each variable investment option and the fixed-rate option in proportion to the amount of accumulation value in each option.

14

PART C. OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	The following financial statements have been incorporated by reference or are included in Part B:

(1)	The Guardian Separate Account F:

Statement of Assets and Liabilities as of December 31, 2006

Statement of Operations for the Year Ended December 31, 2006

Statements of Changes in Net Assets for the Years Ended December 31, 2006 and 2005

Notes to Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(2)	The Guardian Insurance & Annuity Company, Inc.:

Consolidated Balance Sheets as of December 31, 2006 and 2005

Consolidated Statements of Income and Comprehensive Income for the Three Years Ended December 31, 2006, 2005 and 2004

Consolidated Statements of Changes in Stockholders’ Equity for the Three Years Ended December 31, 2006, 2005 and 2004

Consolidated Statements of Cash Flow for the Three Years Ended December 31, 2006, 2005 and 2004

Notes to Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm

(b)	Exhibits

Number	Description
1	Resolutions of the Board of Directors of The Guardian Insurance & Annuity Company, Inc. establishing Separate Account F(1)

2	Not Applicable

3	Underwriting and Distribution Contracts:
(a) Distribution and Service Agreement between The Guardian Insurance & Annuity Company, Inc. and Guardian Investor Services Corporation, as amended(1)
(b) Form of Broker-Dealer Supervisory and Service Agreement(1)

4	Specimen of Variable Annuity Contract(3)

5	Form of Application for Variable Annuity Contract(4)

6	(a) Certificate of Incorporation of The Guardian Insurance & Annuity Company, Inc., as amended (1)(2)
(b) By-laws of The Guardian Insurance & Annuity Company, Inc.(1)

7	Not Applicable

8	Amended and Restated Agreement for Services and Reimbursement Therefor, between The Guardian Life Insurance Company of America and The Guardian Insurance & Annuity Company, Inc.(1)

9	(a) Opinion of Counsel(4)
(b) Consent of Counsel(4)

10	Consent of PricewaterhouseCoopers LLP(6)

11	Not Applicable

12	Not Applicable

13	(a) Schedule for Computation of Performance Quotations(1)
(b) Powers of Attorney executed by a majority of the Board of Directors and certain principal officers of The Guardian Insurance & Annuity Company, Inc.(5); Power of Attorney executed by Bruce C. Long(7).

(1)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-38292) as initially filed on June 1, 2000.
(2)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-38292), as previously filed on May 1, 2001.
(3)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-119629) as previously filed on October 10, 2004.
(4)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-119629) as previously filed on December 10, 2004.
(5)	Incorporated by reference to the Registration Statement on Form N-4 (Reg. No. 333-119629) as previously filed on March 13, 2006.
(6)	To be filed by amendment.
(7)	Filed herewith.

Item 25. Directors and Officers of the Depositor

The following is a list of directors and principal officers of The Guardian Insurance & Annuity Company, Inc. (“GIAC”), the depositor of the Registrant. The principal business address of each director and officer is 7 Hanover Square, New York, New York 10004.

Name	Positions with GIAC
Dennis J. Manning	Chief Executive Officer and Director
Bruce C. Long	President and Director
Armand M. de Palo	Director
Gary B. Lenderink	Director
Joseph A. Caruso	Senior Vice President, Corporate Secretary and Director
Michael Sakoulas	Senior Vice President and Chief Actuary
John H. Walter	Vice President and Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Dennis P. Mosticchio	Vice President, Group Pensions
Donald P. Sullivan, Jr.	Senior Vice President, Administration
Peggy L. Coppola	Senior Vice President, Equity Business Development
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President & Chief Compliance Officer
James Consolati	Vice President, Retirement Services
Hugh J. McAleer	Vice President, Selection, Claims & Individual Markets Operations

Item 26. Persons Controlled by or under Common Control with Registrant

The following entities at the left margin set forth the entities directly controlled by The Guardian Life Insurance Company of America (“Guardian Life”), the parent company of GIAC, the Registrant’s depositor, as of September 30, 2007. Entities which are indented under another entity are subsidiaries of that entity and, therefore, indirect subsidiaries of Guardian Life.

Name	State of Incorporation or Organization	Percent of Voting Securities Owned
The Guardian Insurance & Annuity Company, Inc.	Delaware	100%
Guardian Baillie Gifford Limited	Scotland	51%
Park Avenue Securities LLC	Delaware	100%
Guardian Investor Services LLC	Delaware	100%
RS Investment Management Co. LLC	Delaware	69.5%
Berkshire Life Insurance Company of America	Massachusetts	100%
Guardian Trust Company, FSB	Federal Savings Bank	100%
Park Avenue Life Insurance Company	Delaware	100%
Family Service Life Insurance Company	Texas	100%
Sentinel American Life Insurance Company	Texas	100%
Managed Dental Care	California	100%
First Commonwealth, Inc.	Delaware	100%
First Commonwealth Limited Health Services Corporation	Illinois	100%
First Commonwealth Limited Health Services Corporation	Wisconsin	100%
First Commonwealth of Illinois, Inc.	Illinois	100%
First Commonwealth of Missouri, Inc.	Missouri	100%
First Commonwealth Limited Health Service Corporation of Michigan	Michigan	100%
First Commonwealth Insurance Company	Illinois	100%
Managed DentalGuard, Inc.	New Jersey	100%
Managed DentalGuard, Inc.	Texas	100%
Innovative Underwriters, Inc.	New Jersey	100%
Hanover Acquisition LLC	Delaware	100%
RS Tax-Exempt Fund	Massachusetts	84.58%
RS International Growth Fund	Massachusetts	31.17%
RS Investment Quality Bond Fund	Massachusetts	36.51%
RS Asset Allocation Fund	Massachusetts	18.47%
RS Small Cap Core Equity Fund	Massachusetts	32.04%
RS Emerging Markets Fund	Massachusetts	31.40%
RS High Yield Bond Fund	Massachusetts	85.95%
RS Small Cap Core Equity VIP Series	Massachusetts	39.77%
RS Low Duration Bond Fund	Massachusetts	89.49%
RS Low Duration Bond VIP Series	Massachusetts	31.28%
RS Asset Allocation VIP Series	Massachusetts	45.43%
RS S&P 500 Index VIP Series	Massachusetts	40.91%
RS High Yield Bond VIP Series	Massachusetts	45.47%
RS S&P 500 Index Fund	Massachusetts	14.87%
RS Core Equity Fund	Massachusetts	17.26%
RS Large Cap Value Fund	Massachusetts	86.35%
RS Large Cap Value VIP Series	Massachusetts	66.63%
RS Partners VIP Series	Massachusetts	22.91%
RS Equity Dividend VIP Series	MA	95.50%
RS Value VIP Series	MA	90.25%
RS Information Age VIP Series	MA	88.19%
RS Global Natural Resources VIP Series	MA	66.43%
RS MidCap Opportunities VIP Series	MA	85.46%
RS Equity Dividend Fund	MA	92.58%

The following list sets forth the entities directly controlled by GIAC for the benefit of various contract holders and, thus, indirectly controlled by Guardian Life, as of September 30, 2007:

Name	Place of Incorporation or Organization	Approximate Percentage of Voting Securities Owned by GIAC
RS Variable Products Trust	Massachusetts	100%

Item 27. Number of Contract owners

Type of Contract	As of September 30, 2007
Non-Qualified	1,676
Qualified	2,163

Total	3,839

Item 28. Indemnification

The By-Laws of The Guardian Insurance & Annuity Company, Inc. provide that the Company shall, to the fullest extent legally permissible under the General Corporation Law of the State of Delaware, indemnify and hold harmless officers and directors of the Corporation for certain liabilities reasonably incurred in connection with such person’s capacity as an officer or director.

The Certificate of Incorporation of the Corporation includes the following provision:

No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law; (iii) under Section 164 of the Delaware General Corporation Law, or (iv) for any transaction for which the director derived an improper personal benefit.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) Guardian Investor Services LLC (“GIS”) is the principal underwriter of the Registrant’s variable annuity contracts and it is also the principal underwriter of shares of the RS Variable Products Trust. The aforementioned variable products trust is registered with the SEC as a series of open-end management investment companies under the Investment Company Act of 1940, as amended (“1940 Act”). In addition, GIS is the distributor of variable annuity and variable life insurance contracts currently offered by GIAC through its separate accounts, The Guardian/Value Line Separate Account, The Guardian Separate Account A, The Guardian Separate Account B, The Guardian Separate Account C, The Guardian Separate Account D, The Guardian Separate Account E, The Guardian Separate Account F, The Guardian Separate Account K, The Guardian Separate Account M, The Guardian Separate Account N, The Guardian Separate Account Q, The Guardian Separate Account R, Separate Account 1 and Separate Account 2 which are all registered as unit investment trusts under the 1940 Act.

(b) The following is a list of each director and officer of GIS. The principal business address of each person is 7 Hanover Square, New York, New York 10004.

Name	Position(s) with GIS
Bruce C. Long	President & Director
Gary B. Lenderink	Director
Armand M. dePalo	Director
John H. Walter	Vice President and Controller
Richard T. Potter, Jr.	Senior Vice President and Counsel
Donald P. Sullivan, Jr.	Senior Vice President, Equity Administration
Joseph A. Caruso	Executive Vice President, Corporate Secretary and Director
Peggy L. Coppola	Vice President, Equity Business Development
William D. Ford	Vice President and National Accounts Manager
Keith E. Roddy	Senior Vice President and National Sales Director
Peter M. Quinn	Vice President
Dennis J. Manning	Chief Executive Officer and Director
Robert E. Broatch	Director
Thomas G. Sorell	Executive Vice President and Chief Investment Officer
Richard A. Cumiskey	Senior Vice President and Compliance Officer
James Consolati	Vice President, Retirement Services
Peter T. Joyce	Vice President, Internal Sales
Peter M. Quinn	Vice President, Retirement Sales
Dennis J. Manning	Director
Robert E. Broatch	Director
Greg Rusteberg	Vice President and National Sales Manager of Mutual Funds

(c) GIS, as the principal underwriter of the Registrant’s variable annuity contracts received, either directly or indirectly, the following commissions or other compensation from the Registrant during the last fiscal year:

Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
N/A	N/A	N/A	N/A

Item 30. Location of Accounts and Records

Most of the Registrant’s accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by GIAC, the depositor, at its Customer Service Office, 3900 Burgess Place, Bethlehem, Pennsylvania 18017. Documents constituting the Registrant’s corporate records are also maintained by GIAC but are located at its Executive Office, 7 Hanover Square, New York, New York 10004.

Item 31. Management Services

None.

Item 32. Undertakings

(a)	The Registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payment under the variable annuity contracts may be accepted.

(b)	The Registrant hereby undertakes to include, as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information.

(c)	The Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

(d)	The Depositor, GIAC, hereby undertakes and represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by GIAC.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, The Guardian Separate Account F has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 26th day of October, 2007.

The Guardian Separate Account F (Registrant)

By:	THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC. (Depositor)

By:	/s/ Richard T. Potter, Jr.
Richard T. Potter, Jr. Senior Vice President and Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following directors and principal officers of The Guardian Insurance & Annuity Company, Inc. in the capacities and on the date indicated.

/s/ Dennis J. Manning* Dennis J. Manning (Principal Executive Officer)	Chief Executive Officer and Director

/s/ John H. Walter John H. Walter (Principal Accounting Officer)	Vice President and Controller

/s/ Bruce C. Long* Bruce C. Long	President and Director

/s/ Armand M. dePalo* Armand M. dePalo	Director
Director
Robert E. Broatch

/s/ Joseph A. Caruso* Joseph A. Caruso	Director, Senior Vice President and Corporate Secretary

/s/ Gary B. Lenderink* Gary B. Lenderink	Director

By	/s/ Richard T. Potter, Jr.	Date: October 26, 2007
Richard T. Potter, Jr. Senior Vice President and Counsel

*	Pursuant to a Power of Attorney

Exhibit Index

Number	Description
13(b)	Power of Attorney executed by Bruce C. Long